SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-7
(Exact name of registrant as specified in its charter)


          Delaware                      333-107055-11         13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   26-Dec-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated               26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-7

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           26-Dec-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate
  A-1    550,000,000    550,000,000    1,884,507       1.41750%
  A-2    290,000,000    290,000,000    1,186,521       1.49750%
 A-IO-1  369,600,000    369,600,000        0           6.88250%
 A-IO-2  959,000,000         0             0           0.00000%
 A-IO-S 1,000,000,050  1,000,000,050       0           0.08619%
  M-1    60,000,000     60,000,000         0           1.76750%
  M-2    42,500,000     42,500,000         0           2.76750%
  M-3    10,000,000     10,000,000         0           3.01750%
  B-1    17,500,000     17,500,000         0           4.11750%
  B-2    17,500,000     17,500,000         0           5.16750%
  B-3    12,500,000     12,500,000         0           5.61750%
   X    1,000,000,050  1,000,000,050       0              N/A
   R         50             50            50           1.49750%
 Total  1,000,000,050  1,000,000,050   3,071,078       0.00000%


 Class       Int            Loss       Total Dist      Int Short
  A-1      649,688          N/A        2,534,195          0
  A-2      361,896          N/A        1,548,417          0
 A-IO-1   2,154,208         N/A        2,154,208          0
 A-IO-2       0             N/A            0              0
 A-IO-S    71,825           N/A         71,825            0
  M-1      88,375           0.00        88,375            0
  M-2      98,016           0.00        98,016            0
  M-3      25,146           0.00        25,146            0
  B-1      60,047           0.00        60,047            0
  B-2      75,359           0.00        75,359            0
  B-3      58,516           0.00        58,516            0
   X      1,678,408         N/A        1,678,408          0
   R          0             N/A           50              0
 Total    5,321,482         0.00       8,392,560          0


 Class     End Bal
  A-1    548,115,493
  A-2    288,813,479
 A-IO-1  368,248,748
 A-IO-2  959,000,000
 A-IO-S  996,928,972
  M-1    60,000,000
  M-2    42,500,000
  M-3    10,000,000
  B-1    17,500,000
  B-2    17,500,000
  B-3    12,500,000
   X     996,928,972
   R          0
 Total   996,928,972


AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1    437084 AA 4    3.42637713    1.18125000      4.60762713
  A-2    437084 AB 2    4.09145093    1.24791666      5.33936759
 A-IO-1  437084 AC 0    0.00000000    5.82848369      5.82848369
 A-IO-2  437084 AL 0    0.00000000    0.00000000      0.00000000
 A-IO-S  437084 AM 8    0.00000000    0.07182489      0.07182489
  M-1    437084 AE 6    0.00000000    1.47291667      1.47291667
  M-2    437084 AF 3    0.00000000    2.30625012      2.30625012
  M-3    437084 AG 1    0.00000000    2.51458300      2.51458300
  B-1    437084 AH 9    0.00000000    3.43125029      3.43125029
  B-2    437084 AJ 5    0.00000000    4.30625029      4.30625029
  B-3    437084 AK 2    0.00000000    4.68125040      4.68125040
   X     437084 AN 6    0.00000000    1.67840780      1.67840780
   R     437084 AD 8   1000.00000000  1.20000000    1001.20000000
 Total      0.00        0.00000000    0.00000000      0.00000000


           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    996.57362287
  A-2    0.00000000    995.90854907
 A-IO-1  0.00000000    996.34401406
 A-IO-2  0.00000000    1000.00000000
 A-IO-S  0.00000000    996.92892196
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    996.92892196
   R     0.00000000     0.00000000
 Total   0.00000000     0.00000000

                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         493,265,952 258,886,030        752,151,982
   Scheduled Prin             366,738     192,696            559,435
   Prepays (Incl Curt)      1,517,769     993,874          2,511,644
   Net Liq Proceeds                 0           0                  0
   Loan Purch Price                 0           0                  0
   Total Prin Remit         1,884,507   1,186,571          3,071,078
   Net Realized Loss                0           0                  0
Ending Balance            491,381,444 257,699,459        749,080,904
Ending Count                    3,555       1,440              4,995

Aggregate End Coll Bal    652,877,447 344,051,524        996,928,972

Ending Overcollateralization Amount                             0.00

Prefunding Account:
Beginning Balance         161,496,003  86,352,065        247,848,068
Subsequent Transfer                 0           0                  0
Add to avail cert prin              0           0                  0
Amt in Prefund Acct       161,496,003  86,352,065        247,848,068

Interest Distributions:
Sch Int-Net Serv & LPM      2,923,445   1,527,727          4,451,172
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            2,923,445   1,527,727          4,451,172
Capitalized Interest Account:
Beginning Balance                                          2,782,000
less: Cap Int Req             570,680     305,143            875,823
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                             1,906,177

Servicing Fee                 164,327      77,245            241,572
Trustee Fee                     1,356         712              2,068
Credit Risk Fee                 6,782       3,560             10,342
LPMI                              121           0                121
Dividend Rewards                    0           0                  0
Excess Servicing Fee           41,201      30,624             71,825
FSA Premium                    27,500           0             27,500

Current Advances as of determination date                  3,070,828
Outstanding Advances  (end of prior month)                         0

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        13             1,166,730      2                 204,366
Grp 2         5             1,050,865      1                  18,176
Total        18             2,217,595      3                 222,542
*Note:  Do not include loans in Foreclose, Bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1         2               111,031
Grp 2         1               165,943
Total         3               276,973
*Note:  Do not include loans in Foreclose, Bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       3,555         491,381,444
Grp 2       1,440         257,699,459
Total       4,995         749,080,904

        Foreclosure
            Count              Balance
Grp 1         0                     0
Grp 2         0                     0
Total         0                     0

        Bankruptcy
            Count              Balance
Grp 1         0                     0
Grp 2         0                     0
Total         0                     0

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                   6
Bal of Loans which Prepay Prems were collected             1,029,381
Current amount of Prepayment Premiums                         34,398

Current Delinquency Rate (60+days)                           0.05011%
Rolling Three Month Delinquency Rate (60+days)               0.05011%

Number of Loans Repurchased                                        0
Principal Balance of Loans Repurchased                             0

Realized Losses incurred during related Due Period                 0
Cumulative Realized Losses since Startup Day                       0

Weighted Avg Term to Maturity of Mortgage Loans                  353
Weighted Avg Gross Coupon of Mortgage Loans                  7.48710%
Weighted Avg Net Coupon of Mortgage Loans                    6.96711%

Aggregate number of Mortgage Loans in the pool                 4,995

Insured Payment on Class As                                     0.00

Senior Enhancement Percentage                               16.00000%

Net Excess Spread                                            0.99610%

Deposit to Basis Risk Reserve Fund                                 0
Basis Risk Reserve Fund Balance                                5,000

Interest Rate Cap Account
        Beginning Balance                                          0
        Deposits                                                   0
        Withdrawals                                                0
        Ending Balance                                             0

Target Amount for preceding Distribution Date             13,500,001

Transfer of Servicing for Designated Mortgage Loan               NONE


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-7


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee